UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      December 2, 2003

RESTORATION HARDWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

Item 5.  Other Events and Regulation FD Disclosure.

On December 2, 2003, we issued a press release announcing the departure of Tom Bazzone from his position as our Chief Operating Officer and as a member of our board of directors.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release, issued December 2, 2003, regarding the registrant’s announcement of the departure of Tom Bazzone as its Chief Operating Officer and a member of its board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: December 3, 2003	By:	/s/ Patricia McKay
Patricia McKay,
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release, issued December 2, 2003, regarding the registrant’s announcement of the departure of Tom Bazzone as its Chief Operating Officer and a member of its board of directors.